Taxes (Details)	12 Months Ended
	Dec. 31, 2022 USD ($) $ / shares	Dec. 31, 2021 USD ($) $ / shares	Dec. 31, 2020 USD ($) $ / shares	Dec. 31, 2022 CNY (¥)
Taxes (Details) [Line Items]
Unified enterprise income tax rate	25.00%
Income tax rate	15.00%
Statutory income tax rate	15.00%
Subsidiaries in PRC are subject to income tax rate	25.00%
Decreased income taxes	$ 662,675	$ 89,850	$ 25,735
Net income per share (in Dollars per share) | $ / shares
Description of net operating loss carryforwards	the Company has approximately $8.6 million net operating loss (“NOL”) carryforwards with expirations by 2027
Valuation allowance against	$ 1,831,039	$ 738,187
Income tax liabilities	550,602			¥ 594,026
Accrued tax liabilities	$ 550,602			¥ 3,798,484
Minimum [Member]
Taxes (Details) [Line Items]
Value add tax standard rates	6.00%
Accrued income tax liabilities
Maximum [Member]
Taxes (Details) [Line Items]
Value add tax standard rates	13.00%
Accrued income tax liabilities	$ 550,602